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                                             Exhibit 10.1(c)

             LOAN AGREEMENT - SEVENTH AMENDMENT

      This Loan Agreement - Seventh Amendment (hereinafter referred to as "Seventh Amendment") is made and effective as of the 9th day of February, 2000, by and between Hecla Mining Company, a Delaware corporation, whose address is 6500 Mineral Drive, Coeur d'Alene Idaho 83815-8788 (hereinafter referred to as "Hecla"), and ConSil Corp., an Idaho corporation, which has an address at 6500 Mineral Drive, Coeur d'Alene, Idaho 83815-8788 (hereinafter referred to as "ConSil").

                  RECITALS AND DEFINITIONS

      WHEREAS, Hecla and ConSil entered into that certain Loan Agreement dated June 28, 1996, as amended February 19, 1997, April 16, 1997, August 1, 1997, October 1, 1997, March
30, 1998 and December 31, 1998 (hereinafter referred to, as amended, as the "Agreement") pursuant to which ConSil borrowed certain funds from Hecla, and Hecla loaned certain funds to ConSil, all on the terms and conditions contained in the Agreement;

      WHEREAS, Hecla and ConSil wish again to amend the Agreement with this Seventh Amendment, on the terms and conditions specified herein;

      NOW, THEREFORE, in consideration of the foregoing and the following mutual promises, covenants, considerations and conditions, the parties, intending to be legally bound, do hereby agree as follows:

                          AGREEMENT

     1.  Amendment of Principal Amount of Loan; Interest and
         ---------------------------------------------------

Term:
----

        Section 1 of the Agreement shall be deemed to read in its entirety as follows:

           Until  further notice, and on the  condition
     that ConSil not be in default with respect to  any
     of  the  terms  of  this Loan Agreement,  or  with
     respect  to  any  outstanding note evidencing  any
     advance made hereunder, Hecla shall make available
     to  ConSil  a  loan  not to exceed  SEVEN  HUNDRED
     TWENTY    FIVE    THOUSAND   DOLLARS    ($725,000)
     (hereinafter referred to as the "Principal Sum"), on which Principal Sum ConSil shall pay interest thereon from the date of advancement of such funds, at the prime rate of interest specified in the Wall Street Journal, plus one and one-half percent (1.5%) per year until paid, (hereinafter referred to as the "Loan"), which Loan shall be repaid on demand by Hecla, but in no event later than March 31, 2001.

      2.   Execution  of Replacement Note,  Assignments  and
           -------------------------------------------------
Other Certificates.
------------------


        ConSil shall execute a replacement note substantially in the form attached hereto as Exhibit A, together with a certificate of its corporate Secretary certifying that:

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     (i)  the individuals executing this Seventh Amendment and
          all documents delivered in accordance herewith were the duly appointed officers of ConSil, authorized to execute and deliver the same; and

     (ii) all representations, warranties and conditions precedent set forth in the Agreement are and remain true, accurate, correct and fulfilled as of the date of the delivery of this Seventh Amendment.

     3.    Entire Agreement.
           ----------------

        This Seventh Amendment and the Agreement shall constitute the entire agreement between the parties with respect to the transactions contemplated herein and therein, and any prior understanding or representation of any kind preceding the date of this Seventh Amendment shall not be binding on either party except to the extent incorporated in this Seventh Amendment and the Agreement.

     4.   Consideration.
          -------------

     The consideration for this Seventh Amendment shall be deemed to be the extension of additional credit and additional time for repayment, all as specified in Section 1 of this Seventh Amendment, the receipt and
adequacy   of  which  ConSil  and  Hecla  hereby   expressly acknowledge.

     5.   Loan Agreement Effective and Otherwise Unaffected.
          -------------------------------------------------

        Hecla and ConSil expressly acknowledge and agree that the Agreement is in full force and effect, no default has occurred  and  except as expressly amended by  this  Seventh
Amendment,  the  Agreement  shall  govern  the   terms   and
conditions of the transactions contemplated herein and in the Agreement.

     IN WITNESS WHEREOF duly authorized officers of the parties executed this Seventh Amendment on the date first above written.

CONSIL CORP.                  HECLA MINING COMPANY



By:  /S/ Michael B. White          By:  /S/ John P. Stilwell
   --------------------------           -------------------------
Name:  Michael B. White                 John P. Stilwell
       Vice President                   Vice President -
                                        Chief Financial Officer

                              ATTEST:



                                   /S/ Nathaniel K. Adams
                              -----------------------------------
                                   Nathaniel K. Adams
                                   Assistant Secretary


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STATE OF IDAHO    )
                  ) ss.
County of Kootenai)

      On this 9th day of February, in the year of 2000, before me, the undersigned, a Notary Public in and for the State of Idaho, personally appeared John P. Stilwell and Nathaniel K. Adams, known or identified to me to be the Vice President - Chief Financial Officer and the Assistant Secretary, respectively, of Hecla Mining Company, the officers who executed the instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

      IN  WITNESS WHEREOF, I have hereunto set my  hand  and
affixed   my  notarial  seal  the  day  and  year  in   this
certificate first above written.


                    /S/     Tami     D.     Hansen
                    ---------------------------------
                    Notary Public
                    Residing   at:   Otis   Orchards, Washington
                    My Commission Expires:  9/12/2003


STATE OF IDAHO    )
                  ) ss.
County of Kootenai)

      On this 9th day of February, in the year of 2000, before me, the undersigned, a Notary Public in and for the State of Idaho, personally appeared Michael B. White, known or identified to me to be the Vice President of ConSil Corp., the officer who executed the instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

      IN  WITNESS WHEREOF, I have hereunto set my  hand  and
affixed   my  notarial  seal  the  day  and  year  in   this
certificate first above written.


                         /S/     Tami     D.     Hansen
                         -----------------------------------
                          Notary Public
                          Residing   at:   Otis   Orchards, Washington
                          My Commission Expires:  9/12/2003









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